--------------------------------------------------------------------------------
                               Managed Municipals
                                Portfolio II Inc.
--------------------------------------------------------------------------------


                                Quarterly Report

                                November 30, 1998





                                    [GRAPHIC]

                                   [GRAPHIC]

                               Managed Municipals
                                Portfolio II Inc.

--------------------------------------------------------------------------------
                                November 30, 1998
--------------------------------------------------------------------------------

Dear Shareholder:

   We are pleased to provide the first quarter report for the Managed Municipals Portfolio II Inc. ("Fund") for the period ended November 30, 1998. Over the three months covered by this report, the Fund distributed income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's November 30, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

          Price         Annualized           Three-Month
        Per Share    Distribution Rate(*)    Total Return
       ------------  --------------------    -------------

       $12.45 (NAV)       4.72%                  1.03%
       $11.50 (NYSE)      5.11%                  7.71%

   In comparison, general closed-end municipal bond funds posted an average total return on NAV of 1.33% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

   In general, the bond market has had quite a full plate to deal with for the past several months. The tremendous economic weakness in Asia combined with a hint of deflation, default on sovereign Russian debt, the debacle of a large hedge fund and, finally, three very swift drops in short-term rates from the Federal Reserve Board ("Fed") gave bond managers more than enough events to ponder.

(*) This distribution assumes a current monthly income dividend rate of $0.049 per share for twelve months.

                                    [GRAPHIC]

     Municipal bonds generally were less volatile than U.S. Treasuries with record new issue volume coming into the marketplace. This heavy supply caused municipal bonds to lag U.S. Treasuries in the rally but has created unusual relative values in municipal bonds versus taxable bonds. As of November 30, 1998, the yields at which long-term municipal bonds were trading were, on average, 99% of the yields for comparable U.S. government bonds. In many years of experience in the financial markets, this is only the second time we have seen such high attractive relative values for municipal bonds. At today's yield spreads, municipal bonds make sense for investors in almost any tax bracket. And while interest rates are as low as they have been in 30 years, so too is inflation. In our view, these conditions should be with us for the foreseeable future, providing a benign backdrop for bonds.

Fund's Investment Strategy

     During the reporting period, the municipal bond market has put very little premium on interest rate and credit risk. Intermediate- and long-term municipal bonds yield nearly the same, and the spreads between high-quality issuers and less economically stable ones are at all-time narrow levels. Our investment strategy during the period has been quite simple: we want to buy high-quality municipal bonds with maturities a bit shorter and stay there until the interest-rate environment changes. In times of economic uncertainty, if we are going to err with respect to our investment strategy, we think that it should be on the side of prudence and conservatism.

     The Fund focused on transportation bonds (11.1%), general obligation bonds (10.7%) and utility bonds (10.5%) because we believe they offered good relative values during the reporting period. At the end of November, the Fund's weighted average maturity was approximately 20 years. In addition, as of November 30, 1998, approximately 83% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with about 45% of the Portfolio invested in AAA bonds, the highest rating.

Municipal Bond Market Outlook

     Over the next few months, we believe that interest rates should go down a bit more. Moreover, we expect a gradual rise in rates later on in

                                    [GRAPHIC]

1999 from the level set early in the year. And, if interest rates do gradually rise, we believe our current investment strategy should result in less volatility in the municipal bond market while still offering our shareholders great relative values.

     In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                 /s/ Joseph P. Deane

Heath B. McLendon                     Joseph P. Deane
Chairman                              Vice President and
                                      Investment Officer

December 17, 1998

                                    [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investor Services Group Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears beginning on page 23. The description is based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group Inc. at (800) 331-1710.

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                          November 30, 1998 (unaudited)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                Security                          Value
================================================================================
Alaska -- 2.2%
$ 2,895,000   A2(*)    Alaska Industrial Development & Export
                        Authority, Series A, 6.500% due 4/1/14(b)    $ 3,079,556
--------------------------------------------------------------------------------
California -- 10.7%
  2,500,000   Baa3(*)  California Educational Facilities Authority
                        Revenue, (Pooled College & University
                        Projects), Series A, 5.625% due 7/1/23         2,615,625
  1,000,000   AAA      California Health Facilities Finance Authority
                        Revenue, Kaiser Permanente, Series A,
                        FSA-Insured, 5.500% due 6/1/22                 1,066,250
  5,105,000   AAA      Los Angeles, CA Metropolitan Transportation
                        Authority, Sales Tax Revenue, Series A,
                        MBIA-Insured, 5.250% due 7/1/18                5,245,388
  1,000,000   AAA      Los Angeles, CA Public Works Finance
                        Authority Revenue, Series A,
                        Multiple Capital Facilities, (Project V),
                        AMBAC-Insured, 5.125% due 6/1/17               1,016,250
  1,465,000   AA       Metropolitan Water District, Southern
                        California Water Works,
                        Series A, 5.000% due 7/1/16                    1,485,144
  2,200,000   AAA      Roseville, CA Water Utility Revenue, COP,
                        FGIC-Insured, 5.200% due 12/1/18 2,255,000
  1,000,000   AAA      San Jose, CA Redevelopment Agency,
                        (Tax Revenue Project), MBIA-Insured,
                        5.250% due 8/1/16                              1,026,250
--------------------------------------------------------------------------------
                                                                      14,709,907
--------------------------------------------------------------------------------
Colorado -- 17.2%
  1,000,000   Aaa(*)   Arapahoe County, CO Capital Improvement
                        Transportation Fund, Highway Revenue,
                        (Pre-Refunded-- Escrowed with
                        U.S. government securities to 8/31/05
                        Call @ 103), 7.000% due 8/31/26                1,202,500
  1,000,000   A        Colorado Health Facilities Authority Revenue,
                        Series B, 5.350% due 8/1/15                    1,026,250
  4,000,000   BBB+     Colorado Springs, CO Airport Revenue,
                        Series A, 7.000% due 1/1/22 (b)(c)             4,390,000
 30,000,000   Aaa(*)   Dawson Ridge, CO Metropolitan District No. 1,
                        Series A, (Escrowed to maturity with Refco
                        Strips), zero coupon bond to yield 6.644%
                        due 10/1/22                                    8,250,000

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                Security                       Value
================================================================================
Colorado -- 17.2% (continued)
                      Denver, CO Airport Revenue, Series C:
$ 3,465,000   BBB+      6.125% due 11/15/25 (b)(c)               $  3,685,894
  2,785,000   BBB+      Partially Escrowed to maturity with
                          U.S. government securities,
                          6.125% due 11/15/25 (b)(c)                3,174,900
  2,000,000   AAA     E-470 Public Highway Authority,
                        CO Revenue, Series A, MBIA-Insured,
                        5.000% due 9/1/15                           2,017,500
--------------------------------------------------------------------------------
                                                                   23,747,044
--------------------------------------------------------------------------------
Florida -- 5.7%
  1,500,000   BBB-    Martin County, FL IDA, Indiantown
                        Cogeneration, Series A,
                        7.875% due 12/15/25 (b)                     1,726,875
  4,000,000   NR      Tampa, FL Revenue Bonds, (Florida
                        Aquarium Inc. Project), (Pre-Refunded--
                        Escrowed with U.S. government
                        securities to 5/1/02 Call @102),
                        7.750% due 5/1/27 (c)(e)                    4,585,000
  1,500,000   AAA     Tampa, FL Revenue Health Systems,
                        4.875% due 11/15/18                         1,481,250
--------------------------------------------------------------------------------
                                                                    7,793,125
--------------------------------------------------------------------------------
Hawaii -- 1.5%
  2,000,000   AAA     Hawaii State GO, Series CP, FGIC-Insured,
                        5.000% due 10/1/16                          2,012,500
--------------------------------------------------------------------------------
Illinois -- 3.2%
  1,000,000   Aaa(*)  Illinois Health Facilities Authority,
                        Memorial Health System, MBIA-Insured,
                        5.250% due 10/1/18                          1,023,750
                      Kane County, IL GO, School District
                        No. 129, Aurora West Side, FGIC-Insured:
    590,000   Aaa(*)        5.500% due 2/1/11                         633,513
    675,000   Aaa(*)        5.500% due 2/1/12                         723,937
  1,000,000   Aaa(*)        5.125% due 2/1/14                       1,021,250
  1,000,000   Aaa(*)        5.000% due 2/1/16                       1,002,500
--------------------------------------------------------------------------------
                                                                    4,404,950
--------------------------------------------------------------------------------
Iowa -- 1.2%
  1,500,000   AA-     Dawson, IA IDR, (Cargill Inc. Project),
                        6.500% due 7/15/12                          1,625,625
--------------------------------------------------------------------------------

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                Security                         Value
================================================================================
Maryland -- 0.9%
$ 4,000,000   NR      Maryland State Energy Financing
                        Administration, Solid Waste Disposal
                        Revenue, (Hagerstown Recycling Project),
                        9.000% due 10/15/16 (b)(f)                   $1,240,000
--------------------------------------------------------------------------------
Massachusetts -- 3.3%
  4,000,000   NR      Massachusetts Solid Waste Disposal Revenue,
                        Massachusetts Recycling Association,
                        Series A, 9.000% due 8/1/16 (b)(f)            1,500,000
  1,000,000   AAA     Massachusetts State Housing Finance Agency,
                        Housing Development, Series B,
                        MBIA-Insured, 5.300% due 12/1/17              1,016,250
                      Massachusetts State Water Resource Authority,
                        MBIA-Insured:
  1,000,000   AAA        Series B, 5.000% due 12/1/25                   991,250
  1,000,000   AAA        Series C, 5.250% due 12/1/20                 1,016,250
--------------------------------------------------------------------------------
                                                                      4,523,750
--------------------------------------------------------------------------------
Michigan -- 7.3%
  4,000,000   NR      Michigan State Strategic Fund Resource
                        Recovery, Central Wayne Energy,
                        Series A, 7.000% due 7/1/27                   4,050,000
  5,600,000   NR      Midland County, MI Economic Development
                        Corp., PCR, Limited Obligation,
                        Series B, 9.500% due 7/23/09 (b)(c)           6,055,000
--------------------------------------------------------------------------------
                                                                     10,105,000
--------------------------------------------------------------------------------
Mississippi -- 0.9%
  1,200,000   Aa2(*)  Jackson County, MS PCR, (Chevron USA
                        Incorporated Project), 3.250% due 6/1/23      1,200,000
--------------------------------------------------------------------------------
Missouri -- 1.4%
  1,000,000   AAA     Fenton, MO COP (Capital Improvements
                        Project), MBIA-Insured, 5.125% due 9/1/17     1,015,000
  1,000,000   AAA     St. Louis, MO Board of Education GO,
                        Missouri Direct Deposit Program,
                        Series B, FGIC-Insured, 5.000% due 4/1/16     1,008,750
--------------------------------------------------------------------------------
                                                                      2,023,750
--------------------------------------------------------------------------------
Montana -- 1.4%
  2,000,000   NR      Montana State Board of Investments Resource
                        Recovery, (Yellowstone Energy Project),
                        7.000% due 12/31/19 (b)                       1,935,000
--------------------------------------------------------------------------------

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                Security                        Value
================================================================================
Nevada -- 3.7%
$ 4,650,000   BBB-    Clark County, NV IDR, Southwest Gas
                        Corporation, 7.500% due 9/1/32 (b)(c)       $5,149,875
New Jersey -- 1.3%
    780,000   AAA     Essex County, NJ Improvement Authority
                        Revenue, Utility System (Orange Franchise),
                        Series A, MBIA-Insured, 5.375% due 7/1/18      813,150
  1,000,000   AAA     Middlesex County, NJ COP, MBIA-Insured,
                        5.200% due 6/15/18                           1,028,750
--------------------------------------------------------------------------------
                                                                     1,841,900
--------------------------------------------------------------------------------
New York -- 5.7%
  2,000,000   A-      Long Island Power Authority, NY Electric
                        System Revenue, Series A,
                        5.500% due 12/1/29                           2,062,500
                      New York State Dormitory Authority Revenue:
  1,135,000   AAA       Barnard College, AMBAC-Insured,
                          5.250% due 7/1/16                          1,171,887
  1,000,000   AAA       City University System, Series A,
                          FGIC-Insured, 5.000% due 7/1/16            1,008,750
  1,500,000   AAA       Mental Health Services Facilities,
                          FSA-Insured, 5.125% due 8/15/17            1,518,750
  1,000,000   AAA       Montefiore Medical Center,
                          AMBAC/FHA-Insured, 5.250% due 2/1/15       1,031,250
  1,000,000   AAA       Municipal Health Facility Improvement,
                          Series A, FSA-Insured, 5.500% due 5/15/16  1,060,000
--------------------------------------------------------------------------------
                                                                     7,853,137
--------------------------------------------------------------------------------
North Carolina -- 1.2%
  1,500,000   A(*)    Coastal Regional Solid Waste Management
                        Disposal Authority, North Carolina
                        Solid Waste Revenue, 6.500% due 6/1/08       1,631,250
--------------------------------------------------------------------------------
Ohio -- 0.9%
  1,220,000   AAA     Ohio State Higher Educational Facility
                        Community Revenue, University of Dayton,
                        AMBAC-Insured, 5.350% due 12/1/17            1,284,050
--------------------------------------------------------------------------------
Pennsylvania -- 1.8%
  2,500,000   AAA     Altoona, PA City Authority Water Revenue,
                        FGIC-Insured, 5.000% due 11/1/19             2,500,000
--------------------------------------------------------------------------------

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                Security                         Value
================================================================================
Puerto Rico -- 0.7%
$ 1,000,000   AAA     Puerto Rico Commonwealth Infrastructure
                        Financing Authority, Series A,
                        AMBAC-Insured, 5.000% due 7/1/16            $ 1,015,000
--------------------------------------------------------------------------------
South Carolina -- 3.2%
  2,000,000   AAA     Lexington County, SC Health Services District,
                        Hospital Revenue, FSA-Insured,
                        5.250% due 11/1/17                            2,055,000
  2,120,000   A3(*)   Myrtle Beach, SC COP, Myrtle Beach
                        Convention Center, 6.875% due 7/1/07          2,377,050
--------------------------------------------------------------------------------
                                                                      4,432,050
--------------------------------------------------------------------------------
Tennessee -- 0.7%
  1,000,000   AA      Metropolitan Government Nashville &
                        Davidson County, TN Electrical Revenue,
                        Series A, 5.125% due 5/15/15                  1,018,750
--------------------------------------------------------------------------------
Texas -- 7.7%
  1,000,000   Aaa(*)  Azle, TX ISD, PSFG, Series C,
                        5.000% due 2/15/22                              997,500
  2,000,000   BBB     Brazos River Authority, TX PCR, Utility
                        Electric Company, 5.550% due 6/1/30           1,962,500
                      Burleson, TX ISD GO, PSFG:
    435,000   Aaa(*)    6.750% due 8/1/24                               492,638
  1,065,000   NR        Pre-Refunded-- Escrowed with
                          U.S. government securities to 8/1/06,
                          Call @ 100, 6.750% due 8/1/24 (e)           1,252,706
  1,000,000   AA     Harris County, TX GO, (Toll Road Sub Lien),
                        5.125% due 8/15/17                            1,016,250
  1,830,000   AA     Texas State GO, Water Development,
                        Series D, 5.000% due 8/1/16                   1,848,300
  1,500,000   AAA    Texas Water Development Board Revenue,
                        State Revolving Fund, Senior Lien-B,
                        5.000% due 7/15/15                            1,511,250
  1,520,000   AAA    West Texas Municipal Power Agency Revenue,
                        MBIA-Insured, 5.000% due 2/15/16              1,523,800
--------------------------------------------------------------------------------
                                                                     10,604,944
--------------------------------------------------------------------------------
Utah -- 1.5%
  2,000,000   AAA    Intermountain Power Agency, UT Power
                        Supply Revenue, MBIA-Insured,
                        5.250% due 7/1/15                             2,057,500
--------------------------------------------------------------------------------

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                 Security                       Value
================================================================================
Virgin Islands -- 0.7%
$ 1,000,000   BBB-    Virgin Islands Public Finance Authority
                        Revenue, Series A, 5.500% due 10/1/22        $ 1,012,500
--------------------------------------------------------------------------------
Virginia -- 8.6%
  2,000,000   AAA     Riverside, VA Regional Jail Facility, Revenue
                        Bonds, MBIA-Insured, 6.000% due 7/1/25         2,212,500
  2,000,000   AA      Virginia College Building Authority,
                        VA Educational Facilities Revenue,
                        (21st Century College Program),
                        5.125% due 8/1/11                              2,112,500
                      Virginia State Housing Development Authority:
  1,245,000   AA+       Commonwealth Mortgage, Series D,
                          5.700% due 7/1/09                            1,315,031
  1,000,000   AAA       Mortgage Housing Revenue,
                          MBIA-Insured, 5.600% due 7/1/12              1,056,250
  3,985,000   AA+       Series F, 6.400% due 7/1/17                    4,244,025
    925,000   AA+       Series K, 5.900% due 11/1/11                     985,125
--------------------------------------------------------------------------------
                                                                      11,925,431
--------------------------------------------------------------------------------
Washington -- 0.8%
  1,000,000   AAA     Washington State Public Power Supply System,
                        (Nuclear Project No. 2), Series A,
                        FSA-Insured, 5.125% due 7/1/11                 1,041,250
--------------------------------------------------------------------------------
West Virginia -- 1.3%
                      Marion County, WV County Commissioner, Solid Waste
                        Disposal Facilities Revenue, Adirondak Recycling, Series
                        A:
  1,689,766   NR          8.000% due 12/1/25 (b)                       1,520,789
    237,705   NR          10.000% due 12/1/25 (b)                        213,935
--------------------------------------------------------------------------------
                                                                       1,734,724
--------------------------------------------------------------------------------
Wisconsin -- 3.3%
                      Wisconsin Housing & Economic Development
                        Authority, Series A:
  2,000,000   AA          Home Ownership Revenue,
                           6.450% due 3/1/17                           2,132,500
  1,370,000   A1(*)       Housing Revenue, 5.650% due 11/1/23          1,397,400

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount       Rating(a)                     Security                       Value
================================================================================
Wisconsin -- 3.3% (continued)
$ 1,000,000   AAA    Wisconsin State Health & Educational Facilities,
                        The Medical College of Wisconsin,
                        MBIA-Insured, 5.400% due 12/1/16            $  1,042,500
--------------------------------------------------------------------------------
                                                                       4,572,400
--------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (COST-- $133,272,173**)                        $138,074,968
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investor's Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)  Securities segregated by Custodian for open purchase commitment.
(d) Variable rate obligation payable at par at any time on no more than seven days notice.
(e) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(f) Security is in default.
(**) Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 12 and 13 for definitions of ratings and certain security descriptions.





--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          November 30, 1998 (unaudited)
--------------------------------------------------------------------------------

     Summary of Investments by Combined Ratings
                 November 30, 1998 (unaudited)

                                                              Percent of
 Moody's          and/or          Standard & Poor's       Total Investments

  Aaa                                 AAA                      44.5%
  Aa                                  AA                       13.7
   A                                   A                        8.4
  Baa                                 BBB                      17.2
  NR                                  NR                       16.2
                                                              -----
                                                              100.0%
                                                              =====


                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA   --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investor's Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa  --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR   --Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                           Short-Term Security Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
A-2    --Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.


--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG    --Association of Bay Area               HFA     --Housing Finance Authority
          Governments                           IDA     --Industrial Development
AIG     --American International Guaranty                 Authority
AMBAC   --AMBAC Indemnity Corporation           IDB     --Industrial Development Board
BAN     --Bond Anticipation Notes               IDR     --Industrial Development Revenue
BIG     --Bond Investors Guaranty               IFA     --Industrial Finance Agency
CGIC    --Capital Guaranty Insurance            INFLOS  --Inverse Floaters
          Company                               ISD     --Independent School District
CHFCLI  --California Health Facility            LOC     --Letter of Credit
          Construction Loan Insurance           MBIA    --Municipal Bond Investors
COP     --Certificate of Participation                    Assurance Corporation
EDA     --Economic Development                  MVRICS  --Municipal Variable Rate Inverse
          Authority                                       Coupon Security
FAIRS   --Floating Adjustable Interest Rate     PCR     --Pollution Control Revenue
          Securities                            PSFG    --Permanent School Fund
FGIC    --Financial Guaranty Insurance                    Guaranty
          Company                               RAN     --Revenue Anticipation Notes
FHA     --Federal Housing Administration        RIBS    --Residual Interest Bonds
FHLMC   --Federal Home Loan Mortgage            RITES   --Residual Interest Tax-Exempt
          Corporation                                     Securities
FNMA    --Federal National Mortgage             SYCC    --Structured Yield Curve
          Association                                     Certificate
FRTC    --Floating Rate Trust Certificates      TAN     --Tax Anticipation Notes
FSA     --Financial Security Assurance          TECP    --Tax Exempt Commercial Paper
GIC     --Guaranteed Investment Contract        TOB     --Tender Option Bonds
GNMA    --Government National Mortgage          TRAN    --Tax and Revenue Anticipation
          Association                                     Notes
GO      --General Obligation                    VA      --Veterans Administration
HDC     --Housing Development                   VRDD    --Variable Rate Daily Demand
          Corporation                           VRWE    --Variable Rate Wednesday
                                                          Demand

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                              November 30, 1998
================================================================================
ASSETS:
  Investments, at value (Cost -- $133,272,173)                     $138,074,968
  Interest receivable                                                 2,368,540
--------------------------------------------------------------------------------
  Total Assets                                                      140,443,508
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     252,080
  Payable to broker - variation margin                                  125,000
  Investment advisory fees payable                                       63,452
  Administration fees payable                                            24,245
  Payable to bank                                                         9,669
  Accrued expenses                                                      140,970
--------------------------------------------------------------------------------
  Total Liabilities                                                     615,416
--------------------------------------------------------------------------------
Total Net Assets                                                   $139,828,092
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     11,235
  Capital paid in excess of par value                               134,234,852
  Overdistributed net investment income                                (152,193)
  Accumulated net realized gain from security transactions            1,040,778
  Net unrealized appreciation of investments and futures contracts    4,693,420
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.45 a share on 11,234,706 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $139,828,092
================================================================================

                                                See Notes to
                                                Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                    Three Months
                                                                        Ended
                                                                      11/30/98
================================================================================
INVESTMENT INCOME:
  Interest                                                           $1,919,936
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                     245,083
  Administration fees (Note 3)                                           70,024
  Shareholder communications                                             28,665
  Audit and legal                                                        13,463
  Directors' fees                                                        10,465
  Shareholder and system servicing fees                                   4,856
  Pricing service fees                                                    2,275
  Registration fees                                                       1,958
  Custody                                                                 1,751
  Other                                                                   2,128
--------------------------------------------------------------------------------
  Total Expenses                                                        380,668
  Less: Investment advisory and administration fee waivers (Note 3)     (66,522)
--------------------------------------------------------------------------------
  Net Expenses                                                          314,146
--------------------------------------------------------------------------------
Net Investment Income                                                 1,605,790
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 & 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               1,983,550
    Cost of securities sold                                           1,944,450
--------------------------------------------------------------------------------
  Net Realized Gain                                                      39,100
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
    Beginning of period                                               5,088,271
    End of period                                                     4,693,420
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (394,851)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                          (355,751)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $1,250,039
================================================================================

                                                See Notes to
                                                Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               Three Months
                                                  Ended             Year
                                                11/30/98            Ended
                                               (unaudited)         8/31/98
================================================================================
OPERATIONS:
  Net investment income                      $  1,605,790      $  6,195,714
  Net realized gain                                39,100         1,007,582
  Increase (decrease) in net
    unrealized appreciation                      (394,851)        4,890,299
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations        1,250,039        12,093,595
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                        (1,651,502)       (6,479,500)
  Net realized gains                                   --        (1,901,590)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders              (1,651,502)       (8,381,090)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
  Net asset value of shares issued for
    reinvestment of dividends                          --                --
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                            --                --
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                (401,463)        3,712,505
NET ASSETS:
  Beginning of period                         140,229,555       136,517,050
--------------------------------------------------------------------------------
  End of period(*)                           $139,828,092      $140,229,555
================================================================================
(*) Includes overdistributed
      net investment income of:                 $(152,193)        $(106,481)
================================================================================

                                                See Notes to
                                                Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

   1. Significant Accounting Policies

    Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

    The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1998, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

   2. Exempt-Interest Dividends and Other Distributions

    The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

    Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. Investment Advisory Agreement, Administration
      Agreement and Other Transactions

    Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith
Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the three months ended November 30, 1998, MMC waived $51,733 of its investment advisory fee.

    MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the three months ended November 30, 1998, MMC waived $14,789 of its administration fee.

    All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

   4. Investments

    For the three months ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $1,457,655
--------------------------------------------------------------------------------
Sales                                                                 1,983,550
================================================================================

    At November 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $10,358,042
--------------------------------------------------------------------------------
Gross unrealized depreciation                                        (5,555,247)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 4,802,795
================================================================================

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

   5. Futures Contracts

    Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

    The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

    At November 30, 1998, the Fund had the following open futures contracts:

                             Expiration    # of       Basis         Market    Unrealized
                             Month/Year  Contracts    Value         Value        Loss
=========================================================================================
Futures contracts to sell:
U.S. Government
  Long Bond Index              12/98        100     $12,875,000   $12,984,375  $(109,375)
=========================================================================================

   6. Repurchase Agreements

    The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:


                            1998(1)     1998      1997      1996      1995      1994
====================================================================================
Net Asset Value,
  Beginning of Period       $12.48     $12.15    $11.98    $12.36    $12.15    $13.37
-------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(2)    0.14       0.55      0.63      0.66      0.69      0.64
  Net realized and
   unrealized gain (loss)    (0.02)      0.53      0.48     (0.21)     0.32     (0.61)
-------------------------------------------------------------------------------------
Total Income
  From Operations             0.12       1.08      1.11      0.45      1.01      0.03
-------------------------------------------------------------------------------------
Offering Costs Credited
  (Charged) to
  Paid-In Capital               --         --        --        --        --      0.01
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income      (0.15)     (0.58)    (0.66)    (0.67)    (0.68)    (0.67)
  Net realized gains            --      (0.17)    (0.28)    (0.16)    (0.12)    (0.59)
-------------------------------------------------------------------------------------
Total Distributions          (0.15)     (0.75)    (0.94)    (0.83)    (0.80)    (1.26)
-------------------------------------------------------------------------------------
Net Asset Value,
  End of Period             $12.45     $12.48    $12.15    $11.98    $12.36    $12.15
-------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(*)             7.71%++   (1.31)%    7.75%     7.35%     8.86%     0.72%
-------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(*)          1.03%++    9.57%     9.86%     4.01%     9.20%     0.48%
-------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)    $139,828   $140,230  $136,517  $134,429  $138,649  $136,248
-------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(2)                 0.90%+     1.10%     1.10%     1.09%     1.14%     1.12%
  Net investment income       4.59+      5.23      5.23      5.31      5.80      5.08
-------------------------------------------------------------------------------------
Portfolio Turnover Rate          1%        66%       97%       63%       95%       85%
-------------------------------------------------------------------------------------
Market Value,
  End of Period            $11.500    $10.813   $11.688   $11.750   $11.625   $11.500
=====================================================================================

(1) For the three months ended November 30, 1998 (unaudited).
(2) The investment adviser and administrator waived a part of their fees for the three months ended November 30, 1998. If such fees were not waived the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.01 and 1.09%, respectively.
(*) The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                               Net Realized          Net Increase
                                                              and Unrealized         (Decrease) in
                        Investment        Net Investment        Gain (Loss) on       Net Assets From
                          Income             Income             Investments           Operations
                          ------             ------             -----------           ----------

                                 Per                 Per                    Per                  Per
Quarter Ended          Total     Share     Total     Share       Total      Share      Total     Share
======================================================================================================
November 30,
  1996              $2,227,411  $0.20   $1,879,304  $0.17     $5,753,327   $0.51   $7,632,631   $0.68
February 28,
  1997               2,180,922   0.19    1,839,607   0.16     (3,515,568)  (0.31)  (1,675,961)  (0.15)
May 31,
  1997               2,225,788   0.20    1,860,549   0.17     (1,006,118)  (0.08)     854,431    0.09
August 31,
  1997               1,927,002   0.17    1,490,559   0.13      4,050,306    0.36    5,540,865    0.49
November 30,
  1997               1,867,638   0.17    1,459,739   0.13      2,741,066    0.25    4,200,805    0.38
February 28,
  1998               1,928,672   0.17    1,555,286   0.14      2,311,045    0.20    3,866,331    0.34
May 31,
  1998               1,932,962   0.17    1,563,665   0.14         (4,226)  (0.00)   1,559,439    0.14
August 31,
  1998               1,999,290   0.18    1,617,024   0.14        849,996    0.08    2,467,020    0.22
November 30,
  1998               1,919,936   0.17    1,605,790   0.14       (355,751)  (0.02)   1,250,039    0.12
======================================================================================================


                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               NYSE            Net                    Dividend
 Record        Payable         Closing        Asset      Dividend   Reinvestment
  Date          Date           Price+         Value+       Paid          Price
================================================================================
 9/24/96        9/27/96        $11.625        $12.09      $0.059        $11.66
10/22/96       10/25/96         11.500         12.20       0.059         11.63
11/25/96       11/29/96         11.438         12.49       0.059         11.50
12/23/96(*)    12/27/96         11.375         12.11       0.285++       11.56
 1/28/97        1/31/97         11.500         11.85       0.059         11.52
 2/25/97        2/28/97         11.500         12.01       0.059         11.53
 3/24/97        3/27/97         11.375         11.68       0.059         11.32
 4/22/97        4/25/97         11.375         11.56       0.059         11.38
 5/27/97        5/30/97         11.375         11.76       0.059         11.58
 6/24/97        6/27/97         11.875         11.99       0.059         11.94
 7/22/97        7/25/97         12.000         12.34       0.059         12.06
 8/26/97        8/29/97         11.688         12.11       0.059         11.75
 9/23/97        9/26/97         11.563         12.25       0.056         11.71
10/28/97       10/31/97         11.438         12.27       0.056         11.47
11/24/97       11/28/97         11.500         12.36       0.056         11.55
12/22/97(*)    12/26/97         11.625         12.41       0.170         11.57
 1/27/98        1/30/98         12.188         12.44       0.056         12.12
 2/24/98        2/27/98         11.875         12.42       0.056         11.62
 3/24/98        3/27/98         11.250         12.40       0.050         11.37
 4/21/98        4/24/98         11.125         12.28       0.050         11.10
 5/26/98        5/29/98         10.813         12.38       0.050         11.14
 6/23/98        6/26/98         11.063         12.34       0.050         11.12
 7/28/98        7/31/98         10.813         12.33       0.048         10.86
 8/25/98        8/28/98         10.875         12.43       0.048         10.97
 9/22/98        9/25/98         11.313         12.52       0.049         11.52
10/27/98       10/30/98         11.688         12.46       0.049         11.66
11/23/98       11/27/98         11.563         12.45       0.049         11.55
================================================================================
+   As of record date.
++  Includes market discount.
(*) Capital gain distribution.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

    Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

    The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

    If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

    First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

    Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

    Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                             --------------------

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                   [GRAPHIC]

                              Managed Municipals
                               Portfolio II Inc.


Directors                          Investment Adviser
Allan J. Bloostein                 Mutual Management Corp.
Martin Brody                       388 Greenwich Street
Dwight B. Crane                    New York, New York 10013
Robert A. Frankel
William R. Hutchinson              Transfer Agent
Heath B. McLendon, Chairman        First Data Investor Services
                                    Group, Inc.
Charles F. Barber, Emeritus        P.O. Box 8030
                                   Boston, Massachusetts 02266-8030
Officers
Heath B. McLendon
President and                      Custodian
Chief Executive Officer            PNC Bank, N.A.
                                   17th and Chestnut Streets
                                   Philadelphia, Pennsylvania 19103
Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

              This report is intended only for shareholders of the
                      Managed Municipals Portfolio II Inc.
               It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.
                                   FD0836 1/99